SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 12, 2003

BMC Industries, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-8467	41-0169210
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

7000 Sunwood Drive
Ramsey, Minnesota	55303
(Address of principal executive offices)	(Zip Code)

(763) 506-9000
(Registrant's telephone number)

Item 7.	Financial Statements and Exhibits.

	(c)	Exhibits

	99.1	Press Release issued by BMC Industries, Inc., dated December 12, 2003

Item 9.	Regulation FD Disclosure.

            On December 12, 2003, BMC Industries, Inc. (the "Company") issued a press release announcing the Company intends to exit the aperture mask business by mid-2004 and focus on growth opportunities in its optical lens business.  The press release is filed as Exhibit 99.1 to this report on Form 8-K and is incorporated by reference.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BMC INDUSTRIES, INC.

Dated: December 15, 2003	By:	/s/Curtis E. Petersen
Curtis E. Petersen
	Its:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description	Method of Filing

99.1	Press Release, dated December 12, 2003, Announcing the Company to Exit Aperture Mask Business by Mid-2004	Electronic Transmission